SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2001

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      01-19890                 76-0172936
       (State Or Other                (Commission                (IRS Employer
       Jurisdiction Of                File Number)           Identification No.)
       Incorporation)

                                One Millenium Way
                          Branchburg, New Jersey 08876
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (908) 947-1100

Item 5.  Other Events.

     On June 29, 2001, LifeCell Corporation issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press release dated June 29, 2001.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIFECELL CORPORATION


                                        By: /s/ Paul G. Thomas
                                            ---------------------------
                                            Paul G. Thomas
                                            Chief Executive Officer

Date:   June 29, 2001